                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event                    02-Jan-97


      Trans-World Insurance Company d/b/a Educaid (as Seller) on behalf of ClassNotes Trust 1995-I (f/k/a Education Loan Alliance 1995-I) Series 1996-1.

             Transworld Insurance Company d/b/a Educaid, As Seller
================================================================================
            (Exact name of regristrant as specified in its charter)



             New Jersey
             ----------
             Arizona              33-89200           68-6127681
             -------              --------           ----------
             State or other      (Commission        (IRS Employer
             jurisdiction       File Number)          ID Number)
             incorporation)


             2840 Morris Avenue, Union, New Jersey 07083
             -------------------------------------------------------------------
             (Address of principal executive officer)


             Regristrant's Telephone Number,                    908-686-2000
             including area code:                               ------------


                                      n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                Item 5    Other Events
                          ------------


          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

          A-7..........................................  15-Jan-97



          A-8..........................................  02-Jan-97
                                                         29-Jan-97



                Item 7    Financial Statements and Exhibits
                          ---------------------------------

          The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                CLASSNOTES TRUST 1996-I


                                THE MONEY STORE INC., Representative
                                TRANS-WORLD INSURANCE COMPANY, Seller




                                By:  \s\ Harry Puglisi
                                    ------------------
                                Name:  Harry Puglisi
                                      Title: Treasurer
                                             of The Money Store Inc. and
                                Trans-World Insurance Company
                                       d/b/a Educaid


         Dated:  January 29, 1997

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

===========================================================================================
                                     CLASSNOTES TRUST  1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

    CLASS A-7                  Determination Date                         01/08/97
Cusip #  182743AD6             Distribution Date                          01/15/97
                               Record Date                                01/13/97
===========================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-7 NOTES                                                4,400,000.00
                     Per $50,000 original principal amount of the Notes             1,447.368421


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-7 NOTES                                                  599,697.56
                     Per $50,000 original principal amount of the Notes               197.268935


(iii)    (A)  Amount of Noteholders' Auction Rate
              Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-7 NOTES                                                        0.00
                     Per $50,000 original principal amount of the Notes                 0.000000

         (B)  Remaining Amount of Noteholders' Auction
              Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-7 NOTES                                                        0.00
                     Per $50,000 original principal amount of the Notes                 0.000000


(iv)     Pool Balance at end of preceding Collection Period                       520,606,198.38


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                        CLASS A-7 NOTES                                           119,950,000.00


(vi)     Applicable Interest Rate:
                     (a)   In general:
                             1.  Auction Rate for the prior Interest Period:

                                       CLASS A-7 NOTES
                                          PERIOD 1                                      5.662190%
                                          PERIOD 2                                      5.556720%
                                          PERIOD 3                                      5.545000%
                                        CURRENT RATE            (Based on Auction)      5.787190%


                             2.  NET LOAN RATE
                                          PERIOD 1                                      6.762000%
                                          PERIOD 2                                      6.637500%
                                          PERIOD 3                                      6.665000%

                     (b)   Amount of Interest that would have been paid
                           on such Note Distribution Date if Interest was
                           calculated instead based on the Net Loan Rate              682,966.47

(vii)    (a)   Service Fee for related Collection Period  (Pro Rata)                   55,467.82
                     Per $50,000 original principal amount of the Notes                18.245993

         (b)   Service Fee Carryover for related Collection Period
               1.  Distributed                                                              0.00
                     Per $50,000 original principal amount of the Notes                 0.000000

               2.  Remaining Balance                                                        0.00
                     Per $50,000 original principal amount of the Notes                 0.000000


(viii)   Amount of Fees for related Collection Period:

                  1.  Administration Fee  (Pro Rata)                                    1,646.81
                        Per $50,000 original principal amount of the Notes              0.541715

                  2.  Auction Agent Fee  (Pro Rata)                                         0.00
                        Per $50,000 original principal amount of the Notes              0.000000

                  3.  Indenture Trustee Fee  (Pro Rata)                                     0.00
                        Per $50,000 original principal amount of the Notes              0.000000

                  4.  Eligible Lender Trustee Fee  (Pro Rata)                             989.94
                        Per $50,000 original principal amount of the Notes              0.325638

                  5.  Surety Provider Fee  (Pro Rata)                                   9,577.49
                        Per $50,000 original principal amount of the Notes              3.150491


(ix)     Amount of payments to the Surety Provider in
         reimbursement of prior draws under any Note
         Surety Bond or the Certificate Surety Bond                                         0.00

(x)      Aggregate amount of Realized losses for the
         related Collection period                                                          0.00

(xi)     Aggregate amount received with respect to Financed
         Student Loans for which Realized Losses were
         allocated previously                                                               0.00

(xii)    (a)     Amount of the distribution attributable to amounts
                 in the Reserve Account                                                     0.00

         (b)     Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                         0.00

         (c)     Amount in the Reserve Account                                      2,145,545.18


(xiii)   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                                         0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                         0.00

         (b)     Amount in the Pre-Funding Account                                    186,567.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                             0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                   0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                          have been paid in full)                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                   0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days               5,356,432.99
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days               3,013,303.29
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days              4,652,724.59
              Delinquent

         (d)   Number of Financed Student Loans that are more than 181              1,192,888.35
               days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                      2,418,054.55

(xix)    Parity Percentage                     Numerator          562,655,271.96
                                                                  ---------------
         as of      11/30/96                Denominator           552,344,605.30          101.87%

(xx)     Excess of amounts deposited into the Collection
         Account with respect to the sale by the Trust of
         Serial Loans over the aggregate Purchase amount
         of such loans (such excess to be distributed to
         Student Holdings)                                                            219,766.63

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                             0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
     -----------------
         Harry Puglisi
           Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

======================================================================================
                              CLASSNOTES TRUST  1995 - I
Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
    CLASS A-8                 Determination Date                              12/27/96
Cusip #  182743AE4            Distribution Date                               01/02/97
                              Record Date                                     12/30/96
======================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                                               0.00
                Per $50,000 original principal amount of the Notes                        0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                                         228,012.50
                Per $50,000 original principal amount of the Notes                      223.541667


(iii)   (A)  Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                                               0.00
                Per $50,000 original principal amount of the Notes                        0.000000

        (B)  Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                                               0.00
                Per $50,000 original principal amount of the Notes                        0.000000


(iv)    Pool Balance at end of preceding Collection Period                          520,606,198.38


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-8 NOTES                                                      51,000,000.00


(vi)    Applicable Interest Rate:
                (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                                CLASS A-8 NOTES
                                    PERIOD 1                                              5.457000%
                                    PERIOD 2                                              5.310000%
                                    PERIOD 3                                              5.340000%
                                  CURRENT RATE        (Based on Auction)                  5.550000%
::

                      2.  NET LOAN RATE
                                    PERIOD 1                                              6.762000%
                                    PERIOD 2                                              6.637500%
                                    PERIOD 3                                              6.665000%

                (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate                     273,820.42

(vii)   (a)   Service Fee for related Collection Period  (Pro Rata)                      21,619.10
                      Per $50,000 original principal amount of the Notes                 21.195196

        (b)   Service Fee Carryover for related Collection Period
               1. Distributed                                                                 0.00
                      Per $50,000 original principal amount of the Notes                  0.000000

               2. Remaining Balance                                                           0.00
                      Per $50,000 original principal amount of the Notes                  0.000000


(viii)  Amount of Fees for related Collection Period:

               1. Administration Fee  (Pro Rata)                                              0.00
                      Per $50,000 original principal amount of the Notes                  0.000000

               2. Auction Agent Fee  (Pro Rata)                                           1,894.79
                      Per $50,000 original principal amount of the Notes                  1.857639

               3. Indenture Trustee Fee  (Pro Rata)                                           0.00
                      Per $50,000 original principal amount of the Notes                  0.000000

               4. Eligible Lender Trustee Fee  (Pro Rata)                                   307.64
                      Per $50,000 original principal amount of the Notes                  0.301605

               5.  Surety Provider Fee  (Pro Rata)                                          602.08
                      Per $50,000 original principal amount of the Notes                  0.590278


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                                            0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                                             0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                                  0.00

(xii)   (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

        (c)  Amount in the Reserve Account                                            2,145,545.18


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                                            0.00


(xiv)   (a) Portion (if any) of the distribution attributable to amounts on
            deposit in the Pre-Funding Account                                                0.00

        (b)  Amount in the Pre-Funding Account                                          186,567.81

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                           0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                      0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days                  5,356,432.99
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days                  3,013,303.29
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days                 4,652,724.59
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181                  1,192,888.35
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                         2,418,054.55

(xix)   Parity Percentage                    Numerator 562,655,271.96
                                                       --------------
        as of  11/30/96                  Denominator   552,344,605.30                       101.87%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                                               219,766.63

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                0.00

The Money Store, Inc.



By:  \s\ Harry Puglisi
     -----------------
     Harry Puglisi
     Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

=============================================================================================
                               CLASSNOTES TRUST  1995 - I

Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-8         Determination Date                             01/22/97
Cusip #  182743AE4           Distribution Date                              01/29/97
                             Record Date                                    01/27/97
==================================================================================================
(i)     Amount of Principal being paid or distributed in
        respect of the Notes

               CLASS A-8 NOTES                                                                0.00
               Per $50,000 original principal amount of the Notes                         0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                          219,937.50
               Per $50,000 original principal amount of the Notes                       215.625000


(iii)   (A)  Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                                0.00
               Per $50,000 original principal amount of the Notes                         0.000000

        (B)  Remaining Amount of Noteholders' Auction Rate Interest
             Carryover to be paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                                0.00
               Per $50,000 original principal amount of the Notes                         0.000000

(iv)    Pool Balance at end of preceding Collection Period                          620,129,188.60


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

               CLASS A-8 NOTES                                                       51,000,000.00


(vi)    Applicable Interest Rate:
               (a)   In general:
                     1.  Auction Rate for the prior Interest Period:

                               CLASS A-8 NOTES
                                  PERIOD 1                                                5.310000%
                                  PERIOD 2                                                5.340000%
                                  PERIOD 3                                                5.550000%
                                CURRENT RATE        (Based on Auction)                    5.750000%

                     2.  NET LOAN RATE

                                  PERIOD 1                                                6.762000%
                                  PERIOD 2                                                6.637500%
                                  PERIOD 3                                                6.665000%

               (b)   Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate                      250,308.00

(vii)   (a)   Service Fee for related Collection Period  (Pro Rata)                      22,675.36
                     Per $50,000 original principal amount of the Notes                  22.230745

        (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

              2.  Remaining Balance                                                           0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

(viii)  Amount of Fees for related Collection Period:

              1.  Administration Fee  (Pro Rata)                                            637.50
                     Per $50,000 original principal amount of the Notes                   0.625000

              2.  Auction Agent Fee  (Pro Rata)                                          11,747.71
                     Per $50,000 original principal amount of the Notes                  11.517361

              3.  Indenture Trustee Fee  (Pro Rata)                                           0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

              4.  Eligible Lender Trustee Fee  (Pro Rata)                                   310.56
                     Per $50,000 original principal amount of the Notes                   0.304470

              5.  Surety Provider Fee  (Pro Rata)                                         3,732.92
                     Per $50,000 original principal amount of the Notes                   3.659722

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                                            0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                                             0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                                  0.00

(xii)   (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

        (c)  Amount in the Reserve Account                                            2,145,545.18

(xiii)   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                                           0.00


(xiv)   (a)  Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                               0.00

        (b)  Amount in the Pre-Funding Account                                       30,048,367.53

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                 (a) CLASS A-1 NOTES                                                          0.00
                 (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                  0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                      0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days                  6,331,625.70
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days                  2,766,503.29
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days                 5,519,262.92
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181                  1,046,706.15
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                         2,190,967.55

(xix)   Parity Percentage                   Numerator 692,253,979.86
                                                      --------------
        as of 12/31/96                   Denominator  685,270,229.51                        101.02%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                                               254,451.25

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                0.00


The Money Store, Inc.

By: \s\ Harry Puglisi
    --------------------
    Harry Puglisi
    Treasurer